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                                                                 EXHIBIT 10.7(E)

                          NINTH AMENDMENT TO REVOLVING
                         CREDIT AGREEMENT AND ASSIGNMENT

         THIS NINTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this "Ninth Amendment") is made as of July 28, 2005, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 ("Leaf Financial") and LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding", and together with Leaf Financial, each a "Debtor" and, collectively, the "Debtors") and NATIONAL CITY BANK, a national banking association with offices at One South Broad Street, 14th Floor, Philadelphia, Pennsylvania 19107 ("Secured Party").

                                   BACKGROUND

         A. On June 11, 2002, Leaf Financial and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the "Credit Agreement"), pursuant to which Secured Party promised from time to time to make loans to Leaf Financial, evidenced by a master note of even date therewith.

         B. On April 1, 2003, the Credit Agreement was amended to add Leaf Funding as a debtor pursuant to a Second Amendment to the Credit Agreement of even date therewith. The Credit Agreement has thereafter been amended from time to time.

         C. Debtors and Secured Party mutually desire to further amend the Credit Agreement and are entering into this Ninth Amendment to set forth their entire understanding and agreement with respect thereto.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Credit Agreement is further amended as follows:

         A. Amendment. The "Commitment" amount described in Section 1(a) of the Credit Agreement is hereby increased up to an aggregate principal amount of Fifty Million Dollars ($50,000,000).

         B. Consent. Secured Party hereby consents to the foregoing Amendment and waives all prohibitions thereto in the Credit Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Credit Agreement.


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         C. General Provisions.

            1. Except as expressly set forth herein, the Credit Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Credit Agreement to give effect to the provisions hereof.

            2. This Ninth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

            3. This Ninth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

            4. This Ninth Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Ninth Amendment bearing the signature of the party so delivering this Ninth Amendment. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

            5. This Ninth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.






                      [SIGNATURES APPEAR ON FOLLOWING PAGE]




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         IN WITNESS WHEREOF, the parties have executed and delivered this Ninth
Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

                                    DEBTORS:

Address for Notices:                LEAF FINANCIAL CORPORATION, a
1845 Walnut Street, 10th Floor      Delaware corporation
Philadelphia, PA 19103

                                    By: /s/ ROBERT K. MOSKOVITZ
                                        ------------------------------------
                                        Robert K. Moskovitz, Chief Financial
                                        Officer



Address for Notices:                LEAF FUNDING, INC., a Delaware
c/o Leaf Financial Corporation      corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                    By: /s/ ROBERT K. MOSKOVITZ
                                        ------------------------------------
                                        Robert K. Moskovitz, Chief Financial
                                        Officer


                                    SECURED PARTY:

                                    NATIONAL CITY BANK, a national
                                    banking association


                                    By: /s/ ULANA L. BEREZA
                                        ------------------------------------
                                        Name: Ulana L. Bereza
                                        Title:  Assistant Vice President



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